UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):
March 22, 2007

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, New York 10176
(Address of Principal Executive Offices)

212. 983.2640
(Registrant's Telephone number, including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or By laws; Change in Fiscal Year.

            In order to comply with the Nasdaq requirement that our company be eligible to participate in a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities and Exchange Act of 1934, on 22 March 2007 our board of directors amended Article V, Section 1 of our Bylaws as follows:

            The following shall be added as the last sentence of Article V, Section 1 of the By-Laws of this Corporation: "Notwithstanding anything in these By-laws to the contrary, physical certificates shall not be required to evidence the ownership of stock in, or any security of, the corporation. Evidence of such ownership may be made by book entry only or other method as may be established and acceptable to the corporation from time to time".

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 22, 2007

Inter Parfums, Inc. By: /s/ Russell Greenberg Russell Greenberg, Executive Vice President